UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 26, 2005
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                       000-14879              22-2322400
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 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
           of Incorporation)                                 Identification No.)

 650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
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         (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On September 26, 2005, Cytogen Corporation (the "Company") announced that Thomas S. Lytle has decided to retire from his position as Senior Vice President of Sales and Marketing of the Company effective October 31, 2005.

     The full text of the September 26, 2005 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

        Exhibit No.                          Description
        -----------                          -----------

           99.1         Press Release of Cytogen Corporation dated September 26,
                        2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CYTOGEN CORPORATION



                                            By:    /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   September 26, 2005

                                  EXHIBIT INDEX


        Exhibit No.                          Description
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           99.1         Press Release of Cytogen Corporation dated September 26,
                        2005.